SEVENTH AMENDMENT
TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is dated March 30, 2006 (the "Effective Date"), and entered into by and among MMI PRODUCTS, INC., a Delaware corporation ("MMI"), MMI MANAGEMENT SERVICES LP, a Delaware limited partnership ("Partnership"), MMI MANAGEMENT INC., a Delaware corporation ("Management") (MMI, Partnership and Management being hereinafter individually and collectively referred to as "Existing Borrower"), IVY STEEL & WIRE, INC., a Delaware corporation f/k/a Structural Reinforcement Products, Inc. ("SRP") (Existing Borrower and SRP being hereinafter individually and collectively, unless the context otherwise requires, referred to as "Restated Borrower"), MMI STRANDCO, LP, a Delaware limited partnership ("StrandCo") (Restated Borrower and StrandCo being hereinafter, individually and collectively, unless the context otherwise requires, referred to as Borrower"), BANK OF AMERICA, N.A. successor by assignment to Banc of America Leasing & Capital, LLC, successor to Fleet Capital Corporation ("BABC"), GE BUSINESS CAPITAL CORPORATION, successor to Transamerica Business Capital Corporation, a Delaware corporation formerly known as Transamerica Business Credit Corporation ("GE"), THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation ("CIT") (BABC, GE and CIT are collectively referred to as "Lenders" or each individually a "Lender"), and BABC, as collateral agent for Lenders ("Collateral Agent").

A. Borrowers, Lenders and Collateral Agent are parties to that certain Second Amended and Restated Loan and Security Agreement, dated as of October 30, 2001 (as amended from time to time, the "Loan Agreement").

B. The parties hereto desire to amend the Loan Agreement and the other Loan Documents as further described below.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I.
Definitions

ARTICLE 1.1. Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

ARTICLE 2.
Amendments

ARTICLE 2.1. Amendment of Section 11.1(F) of the Loan Agreement. Section 11.1(F) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

"(F) Intentionally Omitted."

ARTICLE 3.
Conditions Precedent

ARTICLE 3.1. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lenders:

      Collateral Agent shall have received on behalf of the Lenders, each in form and substance satisfactory to Collateral Agent, in its sole discretion:

        a fully executed copy of this Amendment;

        a consent, ratification and release executed by Guarantors, in form and substance satisfactory to Lenders; and

        such additional documents, instruments and information as Collateral Agent, Lenders or their legal counsel may request.

      The representations and warranties contained herein and in the Loan Agreement and the Other Agreements, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof.

      No Default or Event of Default shall have occurred and be continuing, unless such Event of Default has been specifically waived in writing by Lenders.

      Collateral Agent shall have received payment, in immediately available funds, of a $25,000 amendment fee for further distribution to Lenders in accordance with their respective Revolving Credit Percentages, which fee shall be due and payable and shall be fully earned as of the date of execution of this Amendment.

      All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Collateral Agent, Lenders and their legal counsel.

ARTICLE 4.
No Waiver

ARTICLE 4.1. Nothing contained herein shall be construed as a waiver by Collateral Agent or Lenders of any covenant or provision of the Loan Agreement, the Other Agreements, this Amendment, or of any other contract or instrument among Borrowers, Collateral Agent and/or Lenders, and the failure of Collateral Agent or Lenders at any time or times hereafter to require strict performance by Borrowers of any provision thereof shall not waive, affect or diminish any right of Collateral Agent or Lenders to thereafter demand strict compliance therewith. Collateral Agent and Lenders hereby reserve all rights granted under the Loan Agreement, the Other Agreements, this Amendment and any other contract or instrument among Borrowers, Collateral Agent and Lenders.

ARTICLE 5.
Ratifications, Representations and Warranties

ARTICLE 5.1. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Other Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the Other Agreements are ratified and confirmed and shall continue in full force and effect. Borrowers, Collateral Agent and Lenders agree that the Loan Agreement and the Other Agreements, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

ARTICLE 5.2. Representations and Warranties. Each Borrower hereby represents and warrants to Collateral Agent and Lenders that (a) the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and will not violate the Certificate of Incorporation or Bylaws of such Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any Other Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Collateral Agent and Lenders; (d) such Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the Other Agreements, as amended hereby; and (e) no Borrower has amended its constituent organizational documents since the date of execution of the Sixth Amendment to Second Amended and Restated Loan and Security Agreement dated November 11, 2005, by and among Borrower, Lenders and Collateral Agent.

ARTICLE 6.
Miscellaneous Provisions

ARTICLE 6.1. Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any Other Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Agreements, and no investigation by Collateral Agent or Lenders or any closing shall affect the representations and warranties or the right of Collateral Agent or Lenders to rely upon them.

ARTICLE 6.2. Reference to Loan Agreement. Each of the Loan Agreement and the Other Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such Other Agreements to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

ARTICLE 6.3. Expenses of Collateral Agent and Lenders. As provided in the Loan Agreement, each Borrower agrees to pay on demand all costs and expenses incurred by Collateral Agent and Lenders in connection with the preparation, negotiation, and execution of this Amendment and the Other Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Collateral Agent's and Lenders' legal counsel, and all costs and expenses incurred by Collateral Agent and Lenders in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any Other Agreements, including, without limitation, the costs and fees of Collateral Agent's and Lenders' legal counsel.

ARTICLE 6.4. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

ARTICLE 6.5. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Collateral Agent, Lenders and Borrowers and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Collateral Agent.

ARTICLE 6.6. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

ARTICLE 6.7. Effect of Waiver. No consent or waiver, express or implied, by Collateral Agent or Lenders to or for any breach of or deviation from any covenant or condition by Borrowers shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

ARTICLE 6.8. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

ARTICLE 6.9. Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

ARTICLE 6.10. Release. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM COLLATERAL AGENT OR LENDERS. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES COLLATERAL AGENT AND LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST COLLATERAL AGENT AND/OR LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

ARTICLE 6.11. Final Agreement. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWERS AND MAJORITY LENDERS.

IN WITNESS WHEREOF, this Amendment has been executed on the date first above-written, to be effective upon satisfaction of the conditions set forth herein.

BORROWERS:

MMI PRODUCTS, INC.

By: /s/ Tammy R. Hinkle
Name: Tammy R. Hinkle
Title: Treasurer & Secretary

MMI MANAGEMENT SERVICES LP
By: MMI PRODUCTS, INC.,
its General Partner

By: /s/ Tammy R. Hinkle
Name: Tammy R. Hinkle
Title: Treasurer & Secretary

MMI MANAGEMENT INC.

By: /s/ David L. Kelly
Name: David L. Kelly
Title: President

IVY STEEL & WIRE, INC.

By: /s/ Tammy R. Hinkle
Name: Tammy R. Hinkle
Title: Treasurer & Secretary

MMI STRANDCO, LP

By: MMI STRANDCO GP, LLC,
its General Partner

By: MMI PRODUCTS, INC.,
its General Partner

By: /s/ Tammy R. Hinkle
Name: Tammy R. Hinkle
Title: Treasurer & Secretary

LENDERS:

BANK OF AMERICA, N.A.

By: /s/ Hance VanBerber
Name: Hance VanBerber
Title: Sr. Vice President

GE BUSINESS
CAPITAL CORPORATION

By: /s/ Robert M. Kadlick
Name: Robert M. Kadlick
Title: Duly Authorized Signatory

THE CIT GROUP/BUSINESS CREDIT, INC.

By: /s/ Alan R. Schnacke
Name: Alan R. Schnacke
Title: Vice President

COLLATERAL AGENT:

BANK OF AMERICA, N.A.

By: /s/ Hance VanBerber
Name: Hance VanBerber
Title: Sr. Vice President

CONSENT, RATIFICATION AND RELEASE

Each of the undersigned, hereby consents to the terms of the within and foregoing Amendment, confirms and ratifies the terms of its guaranty agreement, and acknowledges that its guaranty agreement is in full force and effect, that it has no defense, counterclaim, set-off or any other claim to diminish its liability under such document, that its consent is not required to the effectiveness of the within and foregoing document, and that no consent by it is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loans, the Collateral, or any of the Other Agreements. EACH OF THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES COLLATERAL AGENT AND LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST COLLATERAL AGENT OR LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

GUARANTORS:

MERCHANTS METALS HOLDING COMPANY

By: /s/ Tammy R. Hinkle
Name: Tammy R. Hinkle
Title: Treasurer & Secretary

MMI MANAGEMENT SERVICES LP
By: MMI PRODUCTS, INC.,
its General Partner

By: /s/ Tammy R. Hinkle
Name: Tammy R. Hinkle
Title: Treasurer & Secretary

MMI MANAGEMENT INC.

By: /s/ David L. Kelly
Name: David L. Kelly
Title: President

IVY STEEL & WIRE, INC.

By: /s/ Tammy R. Hinkle
Name: Tammy R. Hinkle
Title: Treasurer & Secretary

MMI STRANDCO, LP

By: MMI STRANDCO GP, LLC,
its General Partner

By: MMI PRODUCTS, INC.,
its General Partner

By: /s/ Tammy R. Hinkle
Name: Tammy R. Hinkle
Title: Treasurer & Secretary